EXHIBIT 99.2

CERTIFICATION
PURSUANT TO 18 UNITED STATES CODE SECTION 1350

The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 of American Seafoods Group LLC (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ BRAD BODENMAN Name: Brad Bodenman Title: Chief Financial Officer Date: November 21, 2002